UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 11, 2026

Starlink AI Acquisition Corporation

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-43274	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

605W W 42nd Street, New York NY	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (347) 275 0282

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, par value US$0.0001 per share, and one right to receive one-fourth (1/4) of one ordinary share	OTAIU	The New York Stock Exchange
Ordinary shares, par value US$0.0001 per share	OTAI	The New York Stock Exchange
Rights, each entitling the holder to receive one-fourth (1/4) of one ordinary share upon completion of an initial business combination	OTAIR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously reported, on May 11, 2026, Starlink AI Acquisition Corporation (the “Company”) consummated its initial public offering (“IPO”) of 10,000,000 units (the “Units,” each a “Unit”). Each Unit consists of one ordinary share, par value $0.0001 per share (each an “Ordinary Share”) and one right (each a “Right”), with each Right entitling the holder to receive one-fourth of one Ordinary Share upon the consummation of an initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $100,000,000 to the Company. Simultaneously with the consummation of the IPO, the Company consummated the private placement of 221,500 units to the Company’s sponsor, JKapital Ltd. (each a “Private Unit”), at a price of $10.00 per Private Unit, generating gross proceeds to the Company of $2,215,000 (the “Private Placement”). Each Private Unit consists of one Ordinary Share and one Right.

A total of $100,500,000 out of the proceeds from the IPO and the Private Placement was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of May 11, 2026 reflecting the receipt of the proceeds upon the consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	Audited Balance Sheet dated May 11, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2026

Starlink AI Acquisition Corporation

By:	/s/ Gus Liu
Name:	Gus Liu
Title:	Chairman of Board of Directors and Chief Executive Officer